UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2016
Date of Report (Date of earliest event reported)

eMedia Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-208049	47-5567250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aaboulevarden 3,3 8000 Aarhus C Denmark CG7
(Address of principal executive offices)

(352) 330-6874

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 18, 2016, eMedia Group Inc. (the “Company”) purchased the domain name “TheHotelGiant.com” and related contractual rights from Mr. Dag Jonny Nedrelid, and, in connection with such purchase, appointed him as the Company’s Chief Web Officer on the same day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEDIA GROUP, INC.

DATE: December 1, 2016

By:           /s/ Henrik Jorgensen
Name:      Henrik Jorgensen
Title:        Chief Executive Officer